UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2006 (November 1, 2006)

Kenexa Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

650 East Swedesford Rd Wayne, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 1, 2006, 2006, Kenexa Corporation, a Pennsylvania corporation (“KNXA”) announced its financial results for the second quarter ended September 30, 2006 and certain other information. A copy of Kenexa’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release, entitled “Kenexa Announces Financial Results for Third-Quarter 2006,” issued by the company on November 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: November 3, 2006	By:	/s/ DONALD F. VOLK
Donald F. Volk
Chief Financial Officer
November 3, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled “Kenexa Corporation Reports Third-Quarter 2006”, issued by the company on November 1, 2006.